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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  FEBRUARY 23, 1994

                             A. H. BELO CORPORATION
             (Exact name of registrant as specified in its charter)

  DELAWARE                           1-8598                    75-0135890
(State or other                  (Commission File             (IRS Employer
jurisdiction of                       Number)             Identification Number)
incorporation)


      COMMUNICATIONS CENTER, 400 SOUTH RECORD STREET, DALLAS, TEXAS  75202
         (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code:  (214) 977-6606


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                                                              Page 1 of 8 pages.
                                                        Exhibit Index on page 4.
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Item 5.  OTHER EVENTS.

                 On February 23, 1994, A. H. Belo Corporation (the "Registrant") announced that it had reached an agreement in principle to acquire WWL-TV, a New Orleans, Louisiana, television station for $110 million in cash. The acquisition is subject to the execution of a definitive purchase agreement and approvals of the transaction by the appropriate federal agencies.

                 A copy of the Registrant's press release dated February 23, 1994 with respect to the proposed acquisition is filed as Exhibit 28.1 to this Report.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits. The following exhibit is filed with this Report:

                        Exhibit 28.1                      Press release of Registrant
                                                          dated February 23, 1994
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               A. H. BELO CORPORATION


Date:  MARCH 7, 1994                           By: /s/ ROBERT W. DECHERD
                                               Robert W. Decherd
                                               Chairman of the Board, President
                                               and Chief Executive Officer





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                                 EXHIBIT INDEX

SEQUENTIALLY
NUMBERED
EXHIBIT NUMBER           DESCRIPTION                        PAGE
- --------------           -----------                        ----
  28.1             Press release of Registrant               5
                   dated February 23, 1994





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